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                                                                    EXHIBIT 10.9

                  2001 Microsoft'r' Certified Partner Agreement

                            Core Terms and Conditions

         This Microsoft Certified Partner Agreement (the "Microsoft Certified Partner Agreement" or "Agreement", as defined more fully below) is between the Microsoft Corporation or that Microsoft subsidiary, affiliate or related company ("MICROSOFT) specifically identified in the "Country Annex" with respect to a "Territory"; and the business entity (the "Microsoft Certified Partner") identified in the signature box in the "Country Annex" and identified in the "Final Invoice", as those terms are defined below. All provisions of this Microsoft Certified Partner Agreement apply to all business entities authorized as Microsoft Certified Partners at the Member Level or Gold Level of the Microsoft Certified Partner Program, including those which are also Microsoft Certified Technical Education Centers ("Microsoft CTECs"), as those terms are defined below.

         1. DEFINITIONS:

                  The following definitions apply to this Microsoft Certified Partner Agreement:

                  "Microsoft Certified Partner" means the business entity which has met all requirements set out by MICROSOFT in this Microsoft Certified Partner Agreement (including, but not limited to, those specified in the Microsoft Certified Partner Program Guide); which has been accepted by MICROSOFT into the Microsoft Partner Program as a Microsoft Certified Partner in the manner established in this Microsoft Certified Partner Agreement; and which provides the Services (defined below); and either (i) maintains full-time, exclusive relationships with the Microsoft Certified Professionals (defined below) specified in the Microsoft Certified Partner Program Guide; or
                  (ii) has exclusive rights to a software product with respect to which Microsoft has granted Microsoft Certified Partner the right to use either the "Designed for Microsoft BackOffice" logo, the "Certified for Windows 2000" logo, or the "Microsoft Certified for Windows" logo (respectively, a "BackOffice Logo Product", a "Certified for Windows 2000 Logo Product", or a "Windows Logo Product") in accordance with Microsoft's relevant logo agreements, as identified in the Microsoft Certified Partner Program Guide.

                  "Microsoft Certified Partner Agreement" or "Agreement" means this Microsoft Certified Partner Agreement, including but not limited to, collectively, these Microsoft Certified Partner Core Terms and Conditions (the "Microsoft Certified Partner Agreement Terms"), the Country Annex, the Microsoft Certified Partner Program Guide, the Business Profile Online (once submitted by Microsoft Certified Partner), the Final Invoice (once its acceptance is indicated by Microsoft Certified Partner), the Logo Guidelines (which shall be attached to the hard copy of these Microsoft Certified Partner Agreement Terms that accompanies the Welcome Kit), and, as applicable, the Site Annex, the additional requirements for Microsoft Certified Partners at the Gold Level set out in the Gold Level section of the Microsoft Certified Partner private website, the Microsoft Certified Technical Education Center Addendum, the Microsoft CTEC Program Guide, and any other applicable annexes, addenda and program guides, all as may be amended from time to time. The Site Annex, the Country Annex, and the Microsoft Certified Partner Program Guide are incorporated herein by reference.

                  "Microsoft Certified Partner Program Guide" means the program guide which contains the specific requirements and benefits for Microsoft Certified Partners at the Member Level or Gold Level. The Microsoft Certified Partner Program Guide may be subject to change from time to time, at MICROSOFT's sole discretion.

                  "Final Invoice" means the invoice provided to the Microsoft Certified Partner which identifies the Microsoft Certified Partner and indicates the proper Microsoft Certified Partner fee (and, if the Microsoft Certified Partner is also a Microsoft CTEC, the Microsoft CTEC fee) for the Sites and Territory. All renewing and newly enrolling Microsoft Certified Partners and Microsoft CTECs



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                  must indicate their acceptance of that invoice and submit the appropriate fees by one of the means specified in that invoice or this Agreement.

                  "Territory" means the territory specifically set forth in the Country Annex.

                  "Sites" means (1) separate legal entities owned and controlled by the Microsoft Certified Partner or which, together with the Microsoft Certified Partner, are under the common ownership and control of a third party, or (2) the additional divisions or offices of the Microsoft Certified Partner which are not located at the Microsoft Certified Partner's principal place of business. Unless otherwise provided, the term "Microsoft Certified Partner" in this Agreement shall be deemed to include any Sites specified in the "Site Annex".

                  "Effective Date" means the date of transmission of MICROSOFT's electronic mail notification of acceptance to a new Microsoft Certified Partner or renewing Microsoft Certified Partner, which shall be confirmed by a written letter delivered within a Welcome Kit.

                  "Term" means the period from the Effective Date to and through December 31, 2001, and any subsequent one-year renewal terms as described in Section 3 below.

                  "Services" means IT-related services provided to third parties, from which the Microsoft Certified Partner must derive that percentage of its total revenues specified in the Microsoft Certified Partner Program Guide. Services may include, but are not limited to, consulting, implementation, training, custom application development, software migration, application architecture design, system integration, e-commerce application development, Web and application hosting and maintenance/support.

                  "Service Organization" means a business entity that provides Services to third party customers.

                  "Independent Software Vendor" or "ISV" means a business entity that develops and sells packaged software solutions.

                  "Application Service Provider" or "ASP" means a business entity that provides, delivers, hosts and/or manages software applications and software-based services from a centrally located facility to customers through the Internet or a private network on a rental or subscription basis.

                  "Support Center" means a technical support entity with which Microsoft or an applicable Microsoft subsidiary has contracted to perform technical support services concerning the applicable Products, for customers in those Regions in which the Support Center has indicated its desire to be a Support Center, and in which it has met applicable requirements.

                  "Microsoft Certified Professional" means an individual who has been certified by MICROSOFT, or a third party authorized by MICROSOFT, as a Microsoft Certified Professional, Microsoft Certified Systems Engineer, Microsoft Certified Solution Developer, Microsoft Certified Trainer, or other certified professional designation that MICROSOFT authorizes.

                  "Microsoft Gold Certified Partner" or "Microsoft Certified Partner at the Gold Level" means a Microsoft Certified Partner in good standing which has been approved to be upgraded to the Gold Level of the Microsoft Certified Partner Program upon meeting the additional Microsoft Gold Certified Professional and verified reference requirements set forth in the Gold Level section of the Microsoft Certified Partner private website. Microsoft Gold Certified Partners will be qualified by area of specialization: e-commerce, advanced infrastructure, training, support center, data center for application hosting and/or other areas of specialization that MICROSOFT designates. Each area of specialization will have its own unique requirements which will be listed in the Gold Level section of the Microsoft Certified Partner private website. Microsoft Gold Certified Partners will be authorized to use a Microsoft Gold Certified Partner logo (the "Gold Logo") with respect to, and only with respect to, those services it offers in those areas of specialization in which it has qualified as a Microsoft Gold Certified Partner.

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                  "Microsoft CTEC" means a Microsoft Certified Partner which
                  MICROSOFT has approved as a Microsoft Certified Technical Education Center and which provides the training services defined and described in the Microsoft Certified Technical Education Center Addendum and Microsoft CTEC Program Guide.

                  "Microsoft CTEC Program Guide" shall have the meaning defined in the Microsoft Certified Technical Education Center Addendum. The Microsoft CTEC Program Guide may be subject to change from time to time, at MICROSOFT's sole discretion.

                  "Welcome Kit" means, collectively, the Microsoft Certified Partner Welcome Kit, the Microsoft Gold Certified Partner Welcome Kit, and the Microsoft CTEC Welcome Kit. Welcome Kits may contain additional terms, such as Logo Guidelines, which must be accepted by the Microsoft Certified Partner before the Welcome Kit seal is broken.

                  "Microsoft Certified Partner Welcome Kit" means the kit provided upon acceptance into the Microsoft Certified Partner program that includes the first set of products and other program specific materials. Microsoft Certified Partner Welcome Kits may contain additional terms, such as Logo Guidelines, which must be accepted by the Microsoft Certified Partner before the Microsoft Certified Partner Welcome Kit seal is broken.

                  "Microsoft CTEC Welcome Kit" means the kit provided upon acceptance into the Microsoft CTEC program that contains materials to assist the new Microsoft CTEC with the program. Microsoft CTEC Welcome Kits may contain additional terms, such as Logo Guidelines, which must be accepted by the Microsoft Certified Partner before the Microsoft CTEC Welcome Kit seal is broken.

                  "Microsoft Gold Certified Partner Welcome Kit" shall mean the kit provided upon acceptance into the Microsoft Certified Partner Program at the Gold Level. Microsoft Gold Certified Partner Welcome Kits may contain additional terms, such as Logo Guidelines, which must be accepted by the Microsoft Gold Certified Partner before the Microsoft Gold Certified Partner Welcome Kit seal is broken.

                  "Identity Kit" means the materials which depict the Microsoft Certified Partner logo ("Microsoft Certified Partner Logo"), Microsoft Gold Certified Partner logo ("Gold Logo") and/or any Microsoft CTEC program logos (which, together with the Microsoft Certified Partner Logo and Gold Logo shall be referred to as the ."Logos"), and which set out guidelines (the "Logo Guidelines") governing their use and placement. The Identity Kit shall be provided to each approved Microsoft Certified Partner and Microsoft CTEC with the applicable Welcome Kit; and a hard copy of the Logo Guidelines shall be attached to the hard copy of these Microsoft Certified Partner Agreement Terms that accompanies the Welcome Kit.

                  "Products" means those Microsoft software products which the Microsoft Certified Partner is licensed to use under this Microsoft Certified Partner Agreement, as well as other software products which Microsoft Corporation or an authorized Microsoft subsidiary may, from time to time, license the Microsoft Certified Partner to use, but excluding any Beta Software (defined below).

                  "Beta Software" shall mean any pre-release Territory-specific version of certain Microsoft software products together with any associated media, printed materials, and "online" or electronic documentation and related information, which MICROSOFT may elect, at its sole discretion, to deliver to Microsoft Certified Partner.

         2. CONTRACT FORMATION; APPOINTMENT

                  Formation of this Agreement, including any future renewal agreements, is subject to MICROSOFT's final discretion to approve the admission of any new applicant or renewing Microsoft Certified Partner, and will not be complete until
                  (a) the Microsoft Certified Partner has

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                  submitted all information required in the Member Application and Business Profile Online; (b) signed this Agreement (electronically or otherwise); (c) received the Final Invoice and accepted its terms; (d) received MICROSOFT's electronic mail notice of acceptance, which has been confirmed by a written letter from MICROSOFT delivered with the Microsoft Certified Partner Welcome Kit; and (e) confirmed and ratified its agreement to be bound by the terms of this Agreement, and manifested its acceptance of the Logo Guidelines, by opening the Welcome Kit. Subject to completion of the formation process set out above, including MICROSOFT's final approval of any new applicant or renewing Microsoft Certified Partner (which shall be indicated as set out above), and to the Microsoft Certified Partners compliance with all requirements and obligations established by MICROSOFT for participation in the Microsoft Certified Partner Program, MICROSOFT hereby appoints the business entity identified in the signature box in the Country Annex as a Microsoft Certified Partner at the Member Level in the Territory on a non-exclusive basis. The Microsoft Certified Partner accepts this appointment on the terms set out in this Agreement. The Microsoft Certified Partner understands and agrees that MICROSOFT has the right but not the obligation, on a non-exclusive basis, to upgrade the Microsoft Certified Partner to the Gold Level of the Microsoft Certified Partner Program, and/or to approve the Microsoft Certified Partner as a Microsoft CTEC. If the Microsoft Certified Partner is upgraded to the Microsoft Certified Partner Gold Level and/or is approved to be a Microsoft CTEC, then the Microsoft Certified Partner shall be required to meet certain additional requirements and obligations and shall receive the additional benefits related to any appointments or upgrades.

         3. TERM AND TERMINATION

                  A. Term: This Agreement shall take effect on the Effective Date and, unless earlier terminated as provided herein, shall continue until December 31 , 2001. Upon expiration or earlier termination of this Agreement, all rights and benefits granted by this Agreement shall revert to MICROSOFT, and the Microsoft Certified Partner shall immediately cease use of and shall destroy all copies of (i) any Products, including, but not limited to all those used under "Microsoft Certified Partner Product Licenses" (as defined in Section 8.A., below) for internal and marketing use, and all those used under "Microsoft Certified Partner Training Licenses" (as defined in Section 8.B., below), (ii) any Beta Software, (iii) MSDN, TechNet, and TechNet Plus licenses, and (iv) the Microsoft Certified Partner Logo and, if applicable, the Gold Logo and/or any Microsoft CTEC program logos, and shall cease to represent itself as a Microsoft Certified Partner. Additionally, the Microsoft Certified Partner shall immediately destroy any and all Product and Beta Software media and materials in the Microsoft Certified Partners possession or control. Termination and/or expiration of this Agreement shall immediately terminate the Microsoft CTEC Addendum and any other applicable addenda, and terminate any appointment of Microsoft Certified Partner as a Microsoft Gold Certified Partner and/or Microsoft CTEC.

                  B. Termination Without Cause: Either party shall have the right to terminate this Agreement at any time, without cause and without the intervention of the courts, on the delivery of thirty (30) calendar days' (Japan only: sixty (60) calendar days') prior written notice. Neither party shall be responsible to the other for any costs or damages resulting from the termination of this Agreement.

                  C. Immediate Termination With Cause: Unless otherwise prohibited by law and without prejudice to MICROSOFT's other rights or remedies, MICROSOFT shall have the right to immediately terminate this Agreement, without prior written notice to Microsoft Certified Partner, in the event that any of the following occurs:

                  1. If Microsoft Certified Partner breaches its duties to Microsoft under Section 6 of this Agreement with respect to use of Logos; or

                  2. If Microsoft Certified Partner engages in, or participates with any third party in, the unauthorized manufacture, duplication, distribution or use of any MICROSOFT products, or otherwise engages in misappropriation or unauthorized disclosure of any trade secret or confidential information of MICROSOFT, or infringes any other intellectual property right of MICROSOFT, or engages in any other activities which the laws of the Territory prohibit.

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                  D. Termination With Cause: Without prejudice to MICROSOFT's other rights or remedies, MICROSOFT shall have the right to terminate this Agreement immediately if one or more of the following events occurs and is not cured within thirty (30) calendar days (Japan only: sixty (60) calendar days) after Microsoft Certified Partner has received notice from MICROSOFT that the occurrence constitutes a breach of the Agreement;

                  1. If the Microsoft Certified Partner makes any assignment for the benefit of creditors, files a petition in bankruptcy, is adjudged bankrupt, becomes insolvent, or is placed in the hands of a receiver. The equivalent of any of these proceedings or acts, however designated in the Territory, shall likewise constitute grounds for termination of this Agreement', or

                  2. If the Microsoft Certified Partner breaches any other terms or conditions of this Agreement.

                  E. Termination of Sites: The expiration or earlier termination of this Agreement, shall also terminate all Sites as Microsoft Certified Partners. Within thirty (30) calendar days (Japan only: sixty (60) calendar days) from the effective date of any termination or expiration of the Agreement, any Site may apply independently for authorization to become a Microsoft Certified Partner.

         4. MICROSOFT CERTIFIED PARTNER SITES

                  Upon Microsoft Certified Partner's request, MICROSOFT may approve the Sites indicated on the Site Annex as additional Microsoft Certified Partners, if the Sites are also located in the Territory and each individually meets the Microsoft Certified Partner requirements. The Microsoft Certified Partner shall be responsible for paying the additional fees for each Site. If the Site is a separate legal entity, Microsoft Certified Partner unconditionally and irrevocably guarantees payment of the fee, and the compliance of that Site with the terms and conditions of this Agreement.

         5. PAYMENT

                  During the initial Term and any renewal Terms, the fee for the appointment as a Microsoft Certified Partner under this Agreement shall consist of annual payments as follows:

                  A. The Microsoft Certified Partner fee, which is the amount (determined by the fee schedule set forth in Table 1 of the Program Guide) indicated in the Final Invoice; and

                  B. The Site fee, which will vary depending on the number of Sites, and is the amount (determined by the fee schedule set forth in Table 1 of the Program Guide) indicated in the Final Invoice.

                  C. The Microsoft Certified Partner understands and agrees that if it is appointed as a Microsoft CTEC, it shall be required to pay the Microsoft CTEC fee indicated in the Final Invoice.

         6. MICROSOFT CERTIFIED PARTNER LOGO

                  Subject to completion of the contract formation process set out in Section 2, above, Microsoft hereby grants to Microsoft Certified Partner a non-exclusive, non-transferable, personal license to use the Microsoft Certified Partner Logo (and if applicable, the Gold Logo and/or Microsoft CTEC program logo) depicted in the Identity Kit (the "Logos") only during the term of this Agreement and in the Territory, according to the terms herein, and according to the specifications in the Logo Guidelines (which shall be contained in the Identity Kit, and a hard copy of which shall be attached to the hard copy of these Microsoft Certified Partner Agreement Terms that accompanies the Welcome Kit). All rights not expressly granted herein are reserved by Microsoft. Microsoft Certified Partner acknowledges Microsoft's sole ownership of the Logos and Microsoft mark, and all associated goodwill. Nothing in this Agreement or in the performance thereof, or that might otherwise be implied by law, shall operate to grant Microsoft Certified Partner any right, title, or interest in the Logos other than as specified in the limited license grant herein. Microsoft Certified Partner's use of the Logos shall inure solely to the benefit of Microsoft.

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                  Microsoft Certified Partner may use the Logos only on material as set forth in the specifications in the Logo Guidelines, identifying Microsoft Certified Partner as a "Microsoft Certified Partner" (or, if applicable, as a "Microsoft Gold Certified Partner" and/or "Microsoft Certified Technical Education Center"). Microsoft Certified Partner agrees that it will not use the Gold Logo unless it has been specifically authorized to do so by Microsoft on the basis of its qualification as a Microsoft Gold Certified Partner in one or more areas of specialization; and that it will use the Gold Logo only with respect to those services it offers in those areas of specialization in which it has qualified as a Microsoft Gold Certified Partner. Microsoft Certified Partner agrees to maintain the quality of services offered in relation to the Logos at a level commensurate with the quality of services offered by Microsoft Certified Partner before the Effective Date, and that meet or exceed standards of quality and performance generally accepted in the industry. Microsoft Certified Partner will not use the Logos in any manner that will diminish or otherwise damage Microsoft's goodwill in the Logos. Microsoft Certified Partner will not adopt, use, or register any corporate name, trade name, trademark, domain name, service mark or certification mark, or other designation confusingly similar to the Logos. Microsoft Certified Partner agrees to correct any deficiencies in its use of the Logos within a reasonable time upon receipt of notice from Microsoft. Microsoft Certified Partner shall immediately cease all use of the Logos upon expiration or termination of this Agreement.

         7. Microsoft Certified Partner RESPONSIBILITIES AND OBLIGATIONS

                  A. Membership Application and Business Profile Online: The Microsoft Certified Partner agrees to complete and keep current the information requested by Microsoft on any registration or application form, including the Member Application and Business Profile Online. The Microsoft Certified Partner warrants that all information it provides shall be true and correct to the best of its knowledge and belief. Microsoft Certified Partner agrees to notify MICROSOFT in writing promptly of any changes in such information, providing relevant details.

                  B. Microsoft Certified Professionals: The Microsoft Certified Partner agrees that it shall at all times employ the number and types of Microsoft Certified Professionals as set forth in the Microsoft Certified Partner Program Guide and, if applicable, the Microsoft CTEC Program Guide.

                  C. BackOffice Logo and Windows Logo Products. The Microsoft Certified Partner agrees that if it has been granted the right to use either the "Designed for Microsoft BackOffice" logo, "Certified for Windows 2000" logo or the "Microsoft Certified for Windows" logo with respect to any software product to which Microsoft Certified Partner holds exclusive rights, it shall at all times use the relevant logo only in accordance with Microsoft's relevant logo agreements, as identified in the Microsoft Certified Partner Program Guide.

                  D. Service Estimate: The Microsoft Certified Partner shall use its best efforts to realize that certain percentage of its gross revenues specified in the Microsoft Certified Partner Program Guide from the provision of Services. The percentage of gross revenues shall be computed from total revenues derived from Services provided to third parties, and shall not include any services, support, training or product distribution provided to any of the Microsoft Certified Partner's Sites.

                  E. Piracy: Microsoft Certified Partner shall use its best efforts to prevent the unauthorized manufacture, duplication, distribution or use of the Products, and it will not knowingly engage in or facilitate the distribution or supply or transfer of counterfeit, pirated or illegal software. Microsoft Certified Partner shall take all available steps to protect MICROSOFT in the Territory against piracy or other infringement of any copyright or trademark, and the misappropriation or unauthorized disclosure of any MICROSOFT trade secret or confidential information, and to protect MICROSOFT's right, title and interest in and to the Products. Microsoft Certified Partner shall promptly notify MICROSOFT of any infringement in the Territory of any copyright or of any trademark of MICROSOFT, or of any misappropriation or unauthorized disclosure of any trade secret or confidential information of MICROSOFT.

         8. MICROSOFT RESPONSIBILITIES AND OBLIGATIONS

                  A. MICROSOFT Product Licenses for Internal and Marketing Use:
Subject to completion of the contract formation process set out in Section 2, above, MICROSOFT hereby grants the Microsoft Certified

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Partner, including each Site listed in the Site Annex, a non-exclusive, nontransferable, royalty-free, terminable license to make and use the number of authorized copies of the Products set forth in the Microsoft Certified Partner Program Guide, for internal and marketing uses only ("Microsoft Certified Partner Product Licenses"). These Microsoft Certified Partner Product Licenses may only be used by Microsoft Certified Partner staff on site for internal business purposes, application development, testing, training and demonstration. Microsoft Certified Partner Product Licenses may not be resold, transferred, or assigned to any third party, and are not intended for employee personal use at home, for hosting customer's applications, or for installation at a customer site. Microsoft Certified Partner Product Licenses will expire at the end of the term of the 2001 Microsoft Certified Partner Agreement; and Microsoft Certified Partners must then remove all copies of Microsoft Certified Partner Products licensed through the Microsoft Certified Partner 2001 program unless valid licenses are either purchased for them, or, if applicable, obtained by renewal as a Microsoft Certified Partner in the 2002 Microsoft Certified Partner Program.

                  1. MICROSOFT reserves the right to change the Products and/or the number of authorized Microsoft Certified Partner Product Licenses above, from time to time and in its sole discretion. Microsoft reserves the right to audit use of Microsoft Certified Partner Product Licenses.

                  2. Microsoft Certified Partner's use of the authorized Microsoft Certified Partner Product Licenses is subject to the additional terms and conditions of each Product's corresponding End User License Agreement, including but not limited to, any limitations of liability and disclaimers of warranties. The terms of this grant of Microsoft Certified Partner Product Licenses amend the conflicting terms of any End User License Agreements to the extent of any conflict; however, the provisions of such End User License Agreements otherwise remain in full force and effect.

                  B. Training Use Licenses: The Microsoft Certified Partner, at its sole cost and expense, may offer training to customers on "Microsoft Desktop Products", as defined in the Microsoft Certified Partner Program Guide. Subject to completion of the contract formation process set out in Section 2, above, MICROSOFT hereby grants the Microsoft Certified Partner permission to make the number of authorized copies set forth in the Microsoft Certified Partner Program Guide for the sole purpose of providing training on the Microsoft Desktop Products ("Microsoft Certified Partner Training Licenses"). Use of the Microsoft Certified Partner Training Licenses is subject to the following conditions: (i) the Microsoft Certified Partner may only reproduce the Products for which the Microsoft Certified Partner conducts training classes; (ii) the Microsoft Certified Partner agrees to be bound by the terms of the relevant Product's Microsoft End User License Agreement for each Microsoft Certified Partner Training License copy, except that such copies shall not be resold, transferred, or assigned to a third party, (iii) the Microsoft Certified Partner shall strictly control use of any authorized Microsoft Certified Partner Training License copies in accordance with the End User License Agreement; (iv) all authorized Microsoft Certified Partner Training License copies of the Products shall be true and complete authorized copies, including all copyright and trademark notices; and (v) upon completion of training conducted outside of the Microsoft Certified Partners own premises, the Microsoft Certified Partner shall destroy all Microsoft Certified Partner Training License copies installed outside of the Microsoft Certified Partner's own premises.

                  C. Product Support: The Microsoft Certified Partner may receive the product support benefits set forth in the Microsoft Certified Partner Program Guide and, if applicable, the Microsoft CTEC Program Guide. The specific terms and conditions relating to use of product support shall be as specified under the terms of a separate product support agreement between the Microsoft Certified Partner and MICROSOFT.

                  D. Advertising and Promotional Materials: MICROSOFT may, in its sole discretion, reference the Microsoft Certified Partner in advertising and promotional materials in connection with the sale and promotion of the Products. Uses of the Microsoft Certified Partner's name and other Business Profile Online information provided by Microsoft Certified Partner include, but are not limited to: lists of Microsoft Certified Partners for customer information, and advertising of the Microsoft Certified Partner program containing the Microsoft Certified Partner's name. When a specific advertisement or promotion containing only the Microsoft Certified Partner's name is planned, MICROSOFT will obtain the Microsoft Certified Partner's written permission before such use. MICROSOFT shall also obtain the Microsoft Certified Partner's written permission before use of any logo of the Microsoft Certified Partner.

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                  E. Changes in the Microsoft Certified Partner Agreement
Features: The Microsoft Certified Partner understands that MICROSOFT may expand, change the scope or contents of, and/or eliminate, any benefits offered under the Microsoft Certified Partner program, including but not limited to expanding, changing the scope or contents of and/or eliminating the Microsoft Certified Partner Program Guide and, if applicable, the Microsoft CTEC Program Guide. In the event that Microsoft Certified Partner is dissatisfied with any changes MICROSOFT makes to any program features, Microsoft Certified Partner may terminate this Agreement in accordance with Section 3.B., but will have no other recourse against MICROSOFT.

         9. BETA SOFTWARE

                  MICROSOFT, at its sole discretion, may periodically provide Beta Software to the Microsoft Certified Partner through the Microsoft TechNet Plus program. Any such Beta Software delivered through the Microsoft TechNet Plus program shall be licensed to and used by Microsoft Certified Partner only in accordance with those terms and conditions established by MICROSOFT for TechNet Plus licensees, including, but not limited to the terms and conditions of the "Microsoft Corporation Master License Agreement for Beta Software (TechNet Plus)" (the "TechNet Plus Beta License"). If, at the sole discretion of MICROSOFT, any Beta Software is provided to Microsoft Certified Partner through other channels, such Beta Software may be accompanied by an online Microsoft End User License Agreement ("EULA") included in the set-up procedure, in which case such Beta Software Product-specific EULA shall supersede the terms of the TechNet Plus Beta License only to the extent of any inconsistency and only with regard to the Beta Software Product accompanying such EULA. With regard to terms that are not inconsistent, or in the absence of such Beta Software Product-specific EULA, the TechNet Plus Beta License shall control. The Microsoft Certified Partner understands and agrees that the Beta Software may be used only by the Microsoft Certified Partner and its employees and that it is not entitled to receive any particular Beta Software or any commercial release version of any Beta Software. The Beta Software provided herein may not contain all features ultimately included in the commercial release version of the software product and may contain features that will disable it at the end of the license period. MICROSOFT will not provide any product support for the Beta Software.

         10. AUDIT

                  Each Microsoft Certified Partner, and where relevant, each Site, shall keep all usual and proper books and records pertaining to reproduction and use of the Products. During the Term of this Agreement, MICROSOFT and/or its designated representatives, shall have the right to audit (including by inspecting and copying any such books and records) the Microsoft Certified Partner or any Sites, in order to verify its or their compliance with the terms of this Agreement, including restrictions on reproduction and use of the Products and Beta Software, and the certifications of the Microsoft Certified Professionals on its staff. MICROSOFT shall conduct audits during the Microsoft Certified Partner's normal business hours and in such a manner as not to interfere unreasonably with Microsoft Certified Partner's normal business operations. MICROSOFT will conduct audits only if it reasonably believes the Microsoft Certified Partner is failing to comply with the terms of this Agreement, and shall use any information obtained or observed during the course of the audit solely for the purposes of determining (i) whether the Microsoft Certified Partner or Site is reproducing and using any Products or Beta Software in compliance with the terms of this Agreement, and is otherwise in compliance with this Agreement and any applicable laws; and (ii) of enforcing its rights under this Agreement and any applicable laws. Except to the extent necessary to enforce its rights, Microsoft and its representatives will hold all such information in confidence.

         11. CONFIDENTIALITY

                  Except as otherwise provided herein, each party expressly undertakes to retain in confidence all information and know-how transmitted or disclosed to the other that the disclosing party has identified as being proprietary and/or confidential or that, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as proprietary and/or confidential, and expressly undertakes to make no use of such information and know-how except under the terms and during the existence of this Agreement. However, neither party shall have an obligation to maintain the confidentiality of information that (i) it received rightfully from a third party prior to its receipt from the disclosing party; (ii) the disclosing party has disclosed to a third party without any obligation to maintain such information in confidence; or
                  (iii) is independently developed by the obligated party. Further, either party may disclose confidential information as required by governmental or judicial order, provided such party gives the other party prompt written notice prior to such disclosure and complies with any protective order (or equivalent) imposed on such disclosure. Each party shall treat all MICROSOFT product adaptation materials as confidential information and shall not disclose, disseminate, or distribute such materials to any third party without the other's prior written permission. Each party's obligation under this Section shall extend to the earlier of such time as the information protected hereby falls into the public domain through no fault of the obligated party or five (5) years following termination or expiration of this Agreement.

         12. NEW PRODUCTS

                  Notwithstanding any other provisions of this Agreement, MICROSOFT may elect at any time during the term of the Agreement to announce new MICROSOFT Products to which the terms and conditions of this Agreement may not apply. New versions, updates, and maintenance releases of existing titles are not considered new MICROSOFT Products.

         13. NO IMPLIED OR STATUTORY WARRANTIES; ANY WARRANTIES MUST BE DELIVERED IN A LICENSE AGREEMENT; DISCLAIMERS

                  Except for any limited express warranties (if any) provided to Microsoft Certified Partner by any applicable license agreement accompanying the Products or Beta Software (the "Limited Warranty"), no other warranties are made by MICROSOFT with respect to any Products or Beta Software, Welcome Kits, any program guides, or any other services, information, or materials provided by MICROSOFT to Microsoft Certified Partner as part of or under this Agreement, or on any web site providing or containing any of the foregoing (collectively, "Microsoft Materials"). EXCEPT FOR ANY SUCH LIMITED WARRANTIES (IF ANY) AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, MICROSOFT PROVIDES THE MICROSOFT MATERIALS "AS IS" AND "AS AVAILABLE" AND THE ENTIRE RISK AS TO THE SATISFACTORY QUALITY, PERFORMANCE, ACCURACY AND EFFORT IS WITH THE MICROSOFT CERTIFIED PARTNER. MICROSOFT HEREBY DISCLAIMS ALL WARRANTIES, CONDITIONS, OR DUTIES OF EVERY NATURE WHATSOEVER (except any duties of good faith), INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ANY OTHER IMPLIED WARRANTIES, AND ANY STATUTORY OR EXPRESS WARRANTIES (other than any Limited Warranty), AND ANY OTHER WARRANTIES OR DUTIES, INCLUDING BUT NOT LIMITED TO ANY REGARDING ACCURACY, COMPLETENESS, TIMELINESS, PERFORMANCE, WORKMANLIKE EFFORT, LACK OF NEGLIGENCE OR VIRUSES OR INTERRUPTED SERVICE, OR ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE. FURTHER, THERE IS NO WARRANTY OF TITLE, ENJOYMENT, OR LACK OF INFRINGEMENT, OR THAT THE PROVISION OR OPERATION OF ANY MICROSOFT MATERIALS WILL BE TIMELY OR UNINTERRUPTED.

                  Neither Microsoft Certified Partner nor any of its employees or agents shall have the right to make any representation, warranty, or promise or to give any instructions for use of any Product or other Microsoft Materials which instruction is not contained on the Product label or container, or expressly authorized by Microsoft Corporation in a writing.

         14. EXCLUSION OF INCIDENTAL, CONSEQUENTIAL AND OTHER DAMAGES

                  TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL MICROSOFT BE LIABLE FOR ANY SPECIAL, INCIDENTAL,

                  CONSEQUENTIAL, PUNITIVE, SPECIAL OR INDIRECT DAMAGES OR LOSSES WHATSOEVER (INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR LOSS OF PROFITS OR CONFIDENTIAL OR OTHER INFORMATION, FOR BUSINESS INTERRUPTION, FOR PERSONAL INJURY, FOR LOSS OF PRIVACY, FOR FAILURE TO MEET ANY DUTY INCLUDING OF GOOD FAITH OR OF REASONABLE CARE, FOR NEGLIGENCE, AND FOR ANY OTHER PECUNIARY OR OTHER LOSS WHATSOEVER), ARISING OUT OF OR IN ANY WAY RELATED TO THE MICROSOFT MATERIALS (as defined in Section 13), EVEN IF MICROSOFT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND EVEN IN THE EVENT OF FAULT, TORT (INCLUDING NEGLIGENCE) OR STRICT OR PRODUCT LIABILITY OR MISREPRESENTATION.

         15. LIMITATION OF LIABILITY AND EXCLUSIVE REMEDY

                  Subject to applicable law and notwithstanding any damages that Microsoft Certified Partner may incur for any reason whatsoever, (including without limitation, all damages referenced in Section 14 above, and all direct or general damages), THE ENTIRE LIABILITY OF MICROSOFT FOR ANY BREACH OF THE AGREEMENT OR FOR ANY CAUSE OF ACTION OF ANY NATURE (INCLUDING WITHOUT LIMITATION, TORT OR PRODUCTS LIABILITY), OR UNDER ANY LIMITED WARRANTY, OR WITH RESPECT TO THE MICROSOFT MATERIALS, AND MICROSOFT CERTIFIED PARTNER'S EXCLUSIVE REMEDY AGAINST MICROSOFT (except for any remedy of repair or replacement elected by MICROSOFT or any other person under any Limited Warranty), SHALL BE LIMITED TO THE AMOUNT OF DAMAGES (other than damages excluded under Section 14) ACTUALLY INCURRED BY MICROSOFT CERTIFIED PARTNER IN REASONABLE RELIANCE, UP TO AN AMOUNT WHICH IS THE GREATER OF (a) THE AMOUNT ACTUALLY PAID BY MICROSOFT CERTIFIED PARTNER FOR THAT PORTION OF THE MICROSOFT MATERIALS THAT CAUSES THE DAMAGE, OR
                  (b) FIVE DOLLARS (US$5.00). The foregoing limitations, exclusions and disclaimers (including Sections 13 and 14, above) shall apply to the maximum extent permitted by applicable law, even if any remedy fails of its essential purpose.

         16. MICROSOFT CERTIFIED PARTNER WARRANTIES AND INDEMNITIES

                  A. Warranties. Microsoft Certified Partner hereby represents and warrants for its-elf and its Sites as listed in the "Site Annex" to MICROSOFT as follows:

                  1. That Microsoft Certified Partner and all Sites meet all requirements set out in this Microsoft Certified Partner Agreement.

                  2. That all activities it undertakes as a Microsoft Certified Partner, including any and all services it offers or provides under that designation, shall be performed with due care and skill, in compliance with any and all applicable laws in the Territory, and in a manner which will not in any way, directly or indirectly, bring that designation (or any other designation, name or mark with which MICROSOFT is associated) into disrepute. In particular, but without limiting the foregoing, Microsoft Certified Partner shall deal in a reasonable manner with any end user complaint concerning a product or service it provides or performs. Microsoft Certified Partner shall be deemed to have acted reasonably concerning any such complaint if it responds to it promptly and in good faith, and assists MICROSOFT to honor the terms and conditions of the End User License Agreement applicable to any Product which may be related to the subject of the complaint.

                  3. That it shall not hold itself out as an agent or legal partner of MICROSOFT, or attempt to bind MICROSOFT to any third party agreement; and that it shall inform its customers that the Microsoft Certified Partner is an independent business from MICROSOFT, including by placing in all advertising and marketing materials it distributes to customers, and in all customer contracts, the following statement:
                           "Microsoft Certified Partner is an independent business entity from Microsoft, is not an agent or legal partner of Microsoft, and has no authority to legally bind Microsoft in any way."

                  4. That the representatives of Microsoft Certified Partner who have signed (or otherwise indicated acceptance of) this Agreement, electronically or otherwise, are the authorized representatives of Microsoft Certified Partner duly empowered to act on behalf of the Microsoft Certified Partner and to make the Agreement legally binding on the Microsoft Certified Partner. Microsoft Certified Partner hereby further represents and warrants that it has had an opportunity to thoroughly review all terms and conditions of the Agreement, including but not limited to, the materials available on the web site that contains the Microsoft Certified Partner Agreement Terms, the Country Annex, the Microsoft Certified Partner Program Guide, and, as applicable, the Site Annex, the Microsoft Certified Technical Education Center Addendum, the Microsoft CTEC Program Guide, and any other applicable annexes, addenda and program guides.

                  5. That all information provided (a) during the online and/or off-line contracting process, (b) in the Microsoft Certified Partner application, the Business Profile Online, and/or (c) in the Agreement is true and correct.

                  B. Indemnities. Microsoft Certified Partner hereby agrees to defend, indemnify and hold MICROSOFT, its successors and parents, subsidiaries and affiliates and its and their employees, officers and directors, harmless from and against any claim, loss, damage, costs or expenses (including reasonable attorney's fees) arising out of or in any way connected with performance of the services, obligations or rights, or from the acts or omissions of the Microsoft Certified Partner (or any of its agents or employees) in connection with this Agreement, including, but not limited to, claims arising from breach of any warranty by Microsoft Certified Partner.

         17. U.S. GOVERNMENT LICENSE RIGHTS

                  All Products provided to the U.S. Government pursuant to solicitations issued on or after December 1, 1995, are provided with the commercial license rights and restrictions described elsewhere herein. All Products provided to the U.S. Government pursuant to solicitations issued prior to December 1, 1995 are provided with "RESTRICTED RIGHTS" as provided for in FAR, 48 C.F.R. 52.227-14 (June 1987) or DFAR, 48 CFR
                  252.227-7013 (OCT 1988), as applicable. Microsoft Certified Partner shall be responsible for ensuring that all Products are marked with the "Restrictive Rights Notice" or "Restricted Rights Legend", as required. All rights not expressly granted are reserved.

         18. Export Restrictions

                  Microsoft Certified Partner acknowledges that the Products are subject to U.S. export jurisdiction. Microsoft Certified Partner agrees to comply with all applicable international and national laws that apply to the Products, including the U.S. Export Administration Regulations, as well as end-user, end-use, and destination restrictions issued by U.S. and other governments. For additional information on exporting Microsoft products, see http://www.microsoft-com/exportingj.

         19. GENERAL

                  A. Notices. Except as otherwise provided, all notices, authorizations, and requests in connection with this Agreement shall be in a writing or other record that is signed, electronically or otherwise and shall be deemed received two business days after transmission by email or facsimile, five business days after being deposited in the mail (prepaid) for delivery in the same country, or ten business days after being deposited in the mail (prepaid) for delivery between different countries, at the addresses set forth in the Final Invoice or to such other address as the party to receive the notice so designates by written notice to the other.

                  B. Entire Agreement: English-language Agreement Controls. This Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous communications including all prior and current Microsoft Certified Solution Provider Agreements. Except as otherwise provided herein, this Agreement shall only be amended in writing or in a record that is signed electronically or otherwise. In the event of any inconsistency between this Agreement in the English language and any translation of it into another language, the English-language Agreement shall control.

                  C. Governing Law; Attorneys' Fees. This Agreement shall be governed by the laws of the country in which MICROSOFT has its principal place of business. If either MICROSOFT or the Microsoft Certified Partner employs attorneys to enforce any rights arising out of or relating to this Agreement, the primarily prevailing party shall be entitled to recover reasonable costs and attorney's fees.

                  D. Severability. If a particular provision of this Agreement is terminated or held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, this Agreement shall remain in full force and effect as to the remaining provisions.

                  E. No Waiver. No waiver of any breach of any provisions of this Agreement shall constitute a waiver of any prior, concurrent, or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

                  F. No Partnership or Other Legal Organization. Neither this Agreement, nor any terms and conditions contained herein, shall be construed as creating a partnership, joint venture, franchise or agency relationship. The Microsoft Certified Partner expressly acknowledges and agrees that as used in this Agreement and the Microsoft Certified Partner Program, the designation "Partner" is intended to indicate membership in the program but not a legal partnership, joint venture, or other legal organization or entity.

                  G. No Agency. The Microsoft Certified Partner agrees that it shall inform its customers that the Microsoft Certified Partner is an independent business from MICROSOFT, and that it shall not hold itself out as an agent or legal partner of MICROSOFT, or attempt to bind MICROSOFT to any third party agreement.

                  H. Survival of Terms. Sections 9, 11, 13, 14, 15, 16, 17, 18 and 19 and the terms of the Country Annex shall survive the expiration or earlier termination of this Agreement.

                  I. No Assignment. Microsoft Certified Partner may not assign, sublicense, sub-contract, or otherwise transfer this Agreement, or any rights or obligations under it, without MICROSOFT's prior written consent.

                  J. Agreement is Subject to Authorized Completion and Approvals. CONDITIONS TO MICROSOFT APPROVAL OF THE MICROSOFT CERTIFIED PARTNER OR THIS AGREEMENT INCLUDE, BUT ARE NOT LIMITED TO THE FOLLOWING: AN AUTHORIZED REPRESENTATIVE OF ANY NEWLY ENROLLING OR RENEWING MICROSOFT CERTIFIED PARTNER MUST ACCURATELY COMPLETE THIS MICROSOFT CERTIFIED PARTNER AGREEMENT AND ALL REQUIRED INFORMATION IN THE BUSINESS PROFILE ONLINE AND SIGN (ELECTRONICALLY OR OTHERWISE) OR OTHERWISE ACCEPT ALL TERMS AND CONDITIONS OF THIS AGREEMENT. AN AUTHORIZED REPRESENTATIVE OF THE MICROSOFT CERTIFIED PARTNER MUST THEN INDICATE ACCEPTANCE OF THE FINAL INVOICE (ELECTRONICALLY OR OTHERWISE) AND SUBMIT PAYMENT OF THE APPROPRIATE FEES TO MICROSOFT.

                           THE MICROSOFT CERTIFIED PARTNER AND MICROSOFT AGREE THAT NO BINDING AGREEMENT (INCLUDING ANY RENEWAL) SHALL BE FORMED UNTIL MICROSOFT HAS FINALLY APPROVED MICROSOFT CERTIFIED PARTNER AS A MICROSOFT CERTIFIED PARTNER. MICROSOFT'S APPROVAL SHALL ONLY BE EVIDENCED BY DELIVERY BY MICROSOFT OF ELECTRONIC MAIL NOTIFICATION OF ACCEPTANCE, WHICH IS CONFIRMED IN A WRITTEN LETTER DELIVERED BY MICROSOFT TO A NEW OR RENEWING MICROSOFT CERTIFIED PARTNER WITHIN A MICROSOFT CERTIFIED PARTNER

                           WELCOME KIT. THE PARTIES AGREE THAT NO OTHER ACT BY MICROSOFT SHALL CONSTITUTE ITS ACCEPTANCE OF THIS AGREEMENT OR ITS APPROVAL OF THE MICROSOFT CERTIFIED PARTNER, INCLUDING BUT NOT LIMITED TO THE CASHING OF THE MICROSOFT CERTIFIED PARTNER'S CHECK OR ANY OTHER ACCEPTANCE OF PAYMENT OF FEES.

                           BY SIGNING (ELECTRONICALLY OR OTHERWISE), OR
                           OTHERWISE ACCEPTING THIS AGREEMENT, OR BY OTHERWISE ACCEPTING ANY BENEFITS OF THIS AGREEMENT, THE MICROSOFT CERTIFIED PARTNER REPRESENTS AND WARRANTS THAT SUCH SIGNING OR ACCEPTANCE IS SUFFICIENT TO MAKE THIS AGREEMENT LEGALLY BINDING ON THE MICROSOFT CERTIFIED PARTNER. THE MICROSOFT CERTIFIED PARTNER MUST ALSO INDICATE ACCEPTANCE (ELECTRONICALLY OR OTHERWISE) OF A FINAL INVOICE, AND SUBMIT THE APPROPRIATE FEES TO MICROSOFT; AND MUST MANIFEST ITS ACCEPTANCE OF THE LOGO GUIDELINES BY OPENING THE WELCOME KIT.

                           IF ELECTRONIC OR OTHER ACCEPTANCE WILL NOT LEGALLY BIND THE MICROSOFT CERTIFIED PARTNER OR IF MICROSOFT BELIEVES (IN ITS SOLE DISCRETION) THAT THE CAPABILITIES OF THE ONLINE COMMUNICATIONS IN MICROSOFT CERTIFIED PARTNER'S TERRITORY ARE LIMITED IN SCOPE, MICROSOFT CERTIFIED PARTNER MUST SIGN THIS AGREEMENT BY RETURNING TO MICROSOFT A COPY OF IT THAT IS SIGNED NON- ELECTRONICALLY BY AN AUTHORIZED OFFICER, EMPLOYEE, OR AGENT OF THE MICROSOFT CERTIFIED PARTNER, AND SUBMITTING THE APPROPRIATE FEES UPON RECEIPT OF AND IN ACCORDANCE WITH THE TERMS OF THE FINAL INVOICE.

================================================================================
----keep this agreement for your records----

================================================================================

Country Annex to Microsoft Certified Partner Agreement

Microsoft Certified Partner/ Microsoft CTEC

The terms and conditions set forth herein are incorporated by reference into the Microsoft Certified Partner Agreement. To the extent any terms set forth in this Country Annex are in conflict with the Core Terms and Conditions, the terms set forth herein shall govern.